Related party transactions	12 Months Ended
Dec. 31, 2012
Related party transactions [Abstract]
Related party transactions

Note 16 – Related party transactions

As described in Note 1, prior to the IPO closing date, Seadrill charged the Company, including the Dropdown Companies, for the provision of technical and commercial management of the drilling rigs, as well as a share of Seadrill's general and administrative costs. In connection with the IPO, the Company entered into certain agreements with affiliates of Seadrill to provide certain management and administrative services, as well as technical and commercial management services. Amounts charged to the Company for the years ended December 31, 2012 and 2011 were $106.0 million and $129.5 million, respectively.

Net expenses (income) from related parties:

(In US$ millions)	2012	2011
Transactions with Seadrill and subsidiaries:
Management and administrative fees (a) and (b)	17.6	18.5
Rig operating costs (c)	23.7	17.1
Insurance premiums (d)	10.6	9.9
Interest expense (e) and (g)	34.1	31.9
Derivative gains and losses (e)	19.6	52.1
Commitment fee (f)	1.2	—
Other revenues due to West Polaris (h)	(19.1)	—
Operating expenses for West Polaris (h)	18.3	—
Total	106.0	129.5

Receivables (payables) from related parties:

(In US$ millions)	2012	2011
Trading balances due to Seadrill and subsidiaries (i)	(122.2)	—
Trading balances due from Seadrill and subsidiaries (i)	39.6	—
Rig financing agreements with Seadrill (g)	(1,292.7)	(1,330.5)

(a)
Management and administrative service agreement – In connection with the IPO, OPCO entered into a management and administrative services agreement with Seadrill Management, a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides the Company certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management's costs and expenses incurred in connection with providing these services. The agreement has an initial term for five years and can be terminated by provided 90 days written notice.

(b)
Technical and administrative service agreement – In connection with the IPO, OPCO entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill's subsidiaries are charged at cost plus service fee equal to 5% of Seadrill's costs and expenses incurred in connection with providing these services.

(c)	Rig operating costs – relates to rig operating costs charged by the Angolan service company for West Vencedor.

(d)	Insurance premiums – the Company's drilling rigs are insured by a Seadrill Group company and the insurance premiums incurred are recharged to the Company.

(e)
Interest expense and loss on derivatives – prior to entering the Rig Financing Agreements these costs were allocated to the Company from Seadrill based on the Company's debt as a percentage of Seadrill's overall debt. Upon entering the Rig Financing Agreements with Seadrill, the costs and expenses have been incurred by the Company.

(f)
$300 million revolving credit facility – In October 2012 the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance.

(g)
Rig Financing Agreement – In September 2012, each of the rig owning subsidiaries of the Company, entered into a loan agreements with Seadrill in the amount of approximately $522.5 million, $115.2 million, $304.6 million and $295.3 million corresponding to the aggregate principal amount outstanding under the Rig Financing Agreements allocable to the West Capricorn, the West Vencedor, the West Aquarius and the West Capella, respectively. Under the agreement each rig owning subsidiary makes payments of principal and interest directly to Seadrill under each Rig Financing Agreement, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to the West Capricorn, the West Vencedor, the West Aquarius and the West Capella. On May 17, 2013, as part of the acquisition of the T-15 tender rig, the Company assumed the associated outstanding debt of $100.5 million on a back to back basis with Seadrill.

(h)
During the year ended December 31, 2012, we earned other revenues within our Nigerian service company of $19.1 million relating to certain services, including the provision of onshore and offshore personnel, which we provided to Seadrill's West Polaris drilling rig that was operating in Nigeria during that period. Related operating expenses were $18.3 million.

(i)
Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, interest free and intended to be settled in the ordinary course of business

West Aquarius bareboat charter

In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of OPCO, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of OPCO, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. There was no financial impact of these agreements for the year ended December 31, 2012.

Purchase options

On May 17, 2013, the Company acquired from Seadrill the ownership interests in entities that own and operate the Tender Rig T-15. See note 1 for further discussion.

Under the omnibus agreement signed on October 24, 2012, the Company has the right to purchase the T-16 tender rig from Seadrill at a purchase price to be agreed between Seadrill and the Company, at any time within 24 months after the acceptance by its customer. If the Company and Seadrill are unable to agree upon the purchase price of the T-16, its fair market value will be determined by a mutually acceptable third party.

Indemnifications and guarantees

Tax indemnifications

Under the Omnibus Agreement, Seadrill has agreed to indemnify the Company against any tax liabilities arising from the operation of the assets contributed or sold to the Company prior to the time they were contributed or sold.

Environmental and other indemnifications

Under the Omnibus Agreement, Seadrill has agreed to indemnify the Company for a period of five years against certain environmental and toxic tort liabilities with respect to the assets that Seadrill contributed or sold to the Company to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $10 million.

In addition, pursuant to the Omnibus Agreement, Seadrill agreed to indemnify the Company for any defects in title to the assets contributed or sold to the Company and any failure to obtain, prior to October 14, 2012, certain consents and permits necessary to conduct the Company's business, which liabilities arise within three years after the closing of the IPO on October 24, 2012.